EXHIBIT 4(a)

                    AMENDMENT NO. 2 TO LOAN AGREEMENT


          This Amendment No. 2 to Loan Agreement (this
  "Amendment") dated as of October 31, 1996 is entered into with reference to the Loan Agreement dated as of January 29, 1996, among Circus Circus Enterprises, Inc., a Nevada corporation
  ( Borrower ), the Banks party thereto, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, First Interstate Bank of Nevada, N.A. (to which Wells Fargo Bank, N.A. is successor by merger), Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch, and Canadian Imperial Bank of Commerce, as Co-Agents, and Bank of America National Trust and Savings Association, as Issuing Bank and Administrative Agent (as amended, the Loan Agreement ). The Loan Agreement referred to above has been amended by an Amendment No. 1 thereto dated as of April 15, 1996. Terms defined in the Loan Agreement are used herein with the same meanings.

     Borrower and the Administrative Agent, acting with the consent of the Requisite Banks in accordance with Section 11.2 of the Loan Agreement, hereby amend the Loan Agreement as follows:

     1.   New Venture Capital Expenditures and Investments.
  Section 6.15(b) of the Loan Agreement is hereby amended to read in full as follows:

          "(b) Make, or enter any legally binding commitment to make, any New Venture Capital Expenditure or New Venture Investment with respect to any single New Venture if the aggregate New Venture Capital Expenditures and New Venture Investments which are made, committed to be made, or reasonably anticipated to be made, with respect to such new Venture exceed or are reasonably anticipated to exceed $250,000,000 (or, in the case of the proposed stepped pyramid style hotel towers to be located between the existing Luxor and Excalibur hotel casino properties, $280,000,000) without first obtaining the written consent of the Requisite Banks; or

     2.   Conditions Precedent.  The effectiveness of this
  Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

               (a) Counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Banks;

               (b)  Written consents of each Significant
       Subsidiary, as guarantors under the Subsidiary Guaranty, to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment;
       and

               (c) Written consents to the execution, delivery and performance hereof from Banks constituting the Requisite Banks.

     3. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

     4. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Administrative
  Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                           CIRCUS CIRCUS ENTERPRISES, INC.


                           By  CLYDE TURNER

                               CLYDE TURNER, CHAIRMAN
                              [Printed Name and Title]



  BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as Administrative
                           Agent


                           By  JON VARNELL

                               JON VARNELL, MANAGING DIRECTOR
                              [Printed Name and Title]


                         Exhibit A to Amendment

                    CONSENT OF SUBSIDIARY GUARANTORS

          This Consent, dated as of October 31, 1996, is delivered with reference to the Loan Agreement dated as of January 29, 1996 among Circus Circus Enterprises, Inc., the Banks party thereto, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, First Interstate Bank of Nevada, N.A. (to which Wells Fargo Bank, N.A. is successor by merger), Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch and Canadian Imperial Bank of Commerce, as Co-Agents, and Bank of America National Trust and Savings Association, as Issuing Bank and Administrative Agent (as so amended pursuant to an Amendment No. 1 on April 15, 1996, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower, the Banks and the Administrative Agent of Amendment No. 2 to the Loan
  Agreement dated as of October 31, 1996 and to the transactions contemplated therein.


          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.



  CIRCUS CIRCUS CASINOS, INC., a Nevada
                           corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]



  SLOTS-A-FUN, INC., a Nevada
                           corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]



  EDGEWATER HOTEL CORPORATION, a Nevada
                           corporation


                         By   CLYDE TURNER

                                CLYDE TURNER. PRESIDENT
                                [Printed Name and Title]



  COLORADO BELLE CORP., a Nevada
                           corporation



                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]




  NEW CASTLE CORP., a Nevada corporation


                         By   CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]



  RAMPARTS, INC., a Nevada corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]


                           CIRCUS CIRCUS MISSISSIPPI, INC., a
                           Mississippi corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]


                           PINKLESS, INC., a Nevada corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]



  NEW WAY, INC., a Nevada corporation


                         By   GLENN SCHAEFFER

                                GLENN SCHAEFFER. PRESIDENT
                                [Printed Name and Title]


                                CIRCUS CIRCUS DEVELOPMENT CORP., a
                           Nevada corporation


                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]


                           GALLEON, INC., a Nevada corporation



                           By CLYDE TURNER

                                CLYDE TURNER, PRESIDENT
                                [Printed Name and Title]



M.S.E. INVESTMENTS, INCORPORATED, a
                           Nevada corporation


                           By MICHAEL S. ENSIGN

                                MICHAEL S. ENSIGN, PRESIDENT
                                [Printed Name and Title]


  LAST CHANCE INVESTMENTS, INCORPORATED,
                           a Nevada corporation


                           By WILLIAM RICHARDSON

                                WILLIAM RICHARDSON, PRESIDENT
                                [Printed Name and Title]


                           GOLDSTRIKE INVESTMENTS, INCORPORATED,
                           a Nevada corporation


                           By DAVID R. BELDING

                                DAVID R. BELDING, PRESIDENT
                                [Printed Name and Title]


                           DIAMOND GOLD, INC., a Nevada
                           corporation


                           By PETER SIMON

                                PETER SIMON, PRESIDENT
                                [Printed Name and Title]



OASIS DEVELOPMENT COMPANY, INC., a
                           Nevada corporation


                           By PETER SIMON

                                PETER SIMON, PRESIDENT
                                [Printed Name and Title]



                           GOLDSTRIKE FINANCE COMPANY, INC., a
                           Nevada corporation


                           By MICHAEL S. ENSIGN

                                MICHAEL S. ENSIGN, PRESIDENT
                                [Printed Name and Title]



  RAILROAD PASS INVESTMENT GROUP, a
                           Nevada Partnership

                           By:  M.S.E. INVESTMENTS, INCORPORATED
                           Its: general partner



                           By MICHAEL S. ENSIGN

                                MICHAEL S. ENSIGN, PRESIDENT
                                [Printed Name and Title]



                         JEAN DEVELOPMENT COMPANY, a
                           Nevada partnership

                           By:  M.S.E. INVESTMENTS,
                           INCORPORATED
                           Its: general partner


                           By  MICHAEL S. ENSIGN
                               MICHAEL S. ENSIGN, PRESIDENT
                         [Printed Name and Title]

                           JEAN DEVELOPMENT WEST, a Nevada
                      partnership

                           By:  M.S.E. INVESTMENTS,
                                INCORPORATED
                           Its: general partner

                           By  MICHAEL S. ENSIGN
                               MICHAEL S. ENSIGN, PRESIDENT
                         [Printed Name and Title]



                         NEVADA LANDING PARTNERSHIP, an
                           Illinois partnership

                           By:  M.S.E. INVESTMENTS,
                                INCORPORATED
                         Its: general partner


                           By  MICHAEL S. ENSIGN
                               MICHAEL S. ENSIGN, PRESIDENT
                         [Printed Name and Title]




GOLD STRIKE L.V., a Nevada partnership

                           By:     M.S.E. INVESTMENTS,
                                INCORPORATED
                           Its: general partner

                           By  MICHAEL S. ENSIGN

                               MICHAEL S. ENSIGN, PRESIDENT
                            [Printed Name and Title]



  JEAN DEVELOPMENT NORTH, a Nevada
                           partnership

                           By:     M.S.E INVESTMENTS,
                                INCORPORATED
                           Its: general partner

                           By  MICHAEL S. ENSIGN

                               MICHAEL S. ENSIGN, PRESIDENT
                            [Printed Name and Title]


  LAKEVIEW GAMING PARTNERSHIPS JOINT
                           VENTURE, a Nevada partnership

                           By:     RAILROAD PASS INVESTMENT GROUP
                           Its: general partner

                           By:     M.S.E. INVESTMENTS,
                                INCORPORATED
                           Its: general partner

                           By  MICHAEL S. ENSIGN

                               MICHAEL S. ENSIGN, PRESIDENT
                            [Printed Name and Title]



                              CONSENT OF BANK

     This Consent of Bank is delivered with reference to the Loan Agreement dated as of January 29, 1996, among Circus Circus Enterprises, Inc., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, First Interstate Bank of Nevada, N.A. (now known as Wells Fargo Bank, N.A.), Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch and Canadian Imperial Bank of Commerce, as Co-Agents, and Bank of America National Trust and Savings Association, as Issuing Bank and Administrative Agent.

     The Loan Agreement referred to above has been amended by an Amendment No. 1 thereto dated as of April 15, 1996 and an Amendment No. 2 thereto dated as of October 31, 1996. References herein to the Loan Agreement mean the Loan Agreement, as so amended. Other capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.



Bank of America NT&SA
[Typed/Printed Name of Bank]


By:  JON VARNELL

     JON VARNELL, MANAGING DIRECTOR
[Typed/Printed Name and Title]

Dated  October  30 , 1996